UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

West Loop Realty Fund

(Class A: REIAX)

(Class C: REICX)

(Institutional Class: REIIX)

ANNUAL REPORT

DECEMBER 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund by contacting the Fund at 1-800-207-7108 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 1-800-207-7108 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

West Loop Realty Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the West Loop Realty Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

February 6, 2020.

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the West Loop Realty Fund (“the Fund”) applicable for the year ending December 31, 2019.

The Fund’s Institutional Share class (REIIX) produced a total return of +29.86% net of all expenses and fees for the twelve month period ending December 31, 2019. In comparison, the Fund’s benchmark, the MSCI US REIT Index (the “benchmark”), produced a total return of +25.84% over the same period.

2019 Market Review

Almost all asset classes enjoyed a positive 2019, and real estate was no exception. The decline in the 10 year US Treasury as a result of the Federal Reserve’s decision to reverse its course on raising the Fed Funds Rate was the primary driver of the positive performance. In addition, the ‘goldilocks’ economy was ideal for Real Estate Investment Trusts (REITs), giving them enough job growth to increase rents and maintain occupancy, while also not overheating and causing an increase in interest rates.

The broad-based recovery from 2018’s negative performance was also partly the result of a decrease in fund flows away from REITs. After the record-setting $21 billion that was moved out of REIT-specific exchange traded funds (ETFs) and mutual funds in 2018, only $2 billion of outflows were recorded in 2019, the lowest level since 2014.

All property types finished in positive territory except for regional malls, where short interest remains stubbornly high. Leading property types included data centers/tech, residential, and industrial, while self storage and healthcare rounded out the bottom three along with regional malls.

2019 Fund Performance Attribution

In 2019, positive contributors to relative performance included stock selection within the lodging sector, an overweight to the data centers/tech sector, and an underweight to the self storage sector.

After an especially weak 4Q18 for the data center REITs, they bounced back significantly in 2019. We were positive on the data center REITs going into the year based on attractive valuation metrics and added new positions in QTS Realty (NYSE: QTS) and CoreSite (NYSE: COR) during the year. We also doubled the Fund’s exposure to Equinix (NASDAQ: EQIX), making it the largest position in the fund as of December 31, 2019. Despite lower leasing statistics in 2019 versus 2018, the stabilization allowed investors to resume the positive long term outlook on data centers, particularly EQIX which produced a total return of +69% for the year. In addition, the allocation to cell tower REITs helped the Fund outperform the benchmark. U.S. organic revenue growth surprised to the upside for all three cell tower REITs despite some concern about leasing given the uncertainty around the proposed Sprint (NASDAQ: S) and T-Mobile (NYSE: TMUS) merger. In our opinion, the cell tower REITs should maintain an advantageous position regardless of the outcome of the regulatory decision on the merger.

1

We sold all self storage REITs out of the Fund in mid-2018 and it has proven to be prudent as evidenced by the underperformance of the sector since then. Supply continues to increase competition for landlords, which is causing marketing costs to increase and market rents to fall. Several self storage REITs reported negative same store net operating growth for the first time since 2008, and 2020 looks to be challenged as well.

The Fund’s allocation to Hilton (NYSE: HLT) within the lodging sector also contributed to outperformance. For the year, HLT produced a total return of +55.5%, which compared to the lodging REIT weighted average of +19.1%. We believe HLT will have much higher organic growth than the lodging REITs due to its pipeline of new hotels which will produce a growing stream of management fees over the long term.

Stock selection in the shopping center sector, along with an underweight to the triple net1 sector and an overweight to the regional mall sector detracted from relative performance.

While the Fund finished the year with an underweight to the regional mall sector, it did have a slight overweight for much of the year. There was little good news to reassure investors that store closures and retail bankruptcies had peaked. In addition, while leasing was strong to backfill these tenants, they have yet to overcome the negatives of the vacating tenants in the actual reported numbers. Furthermore, while the redevelopment of department store boxes will eventually be a positive, the market is willing to wait until they are stabilized and paying rent before giving any credit for it.

Within the shopping center sector, the Fund’s allocation to Regency Centers (NYSE: REG) detracted from relative return. Regency’s high quality portfolio and balance sheet were completely ignored by investors in 2019, as a ‘junk rally’ caused the lower quality shopping center REITs to outperform the sector. As of December 31, 2019, REG is no longer held in the Fund.

Triple net REITs benefited from lower interest rates in 2019, once again proving to be one of the most interest rate sensitive sectors in the REIT universe. The Fund did not own any REITs in the triple net sector during the year due to the elevated net asset value premiums, which could erode quickly if they are not able to source significant acquisitions or interest rates rise. Instead, the Fund invested in Vici Properties (NYSE: VICI), a gaming REIT with a built-in acquisition pipeline that should fuel growth for years. We classify Vici as a Specialty REIT due to its tenant base concentration in gaming, but its leases are long term and triple net, similar to the triple net REITs. However, the company has right of first refusals on many properties that it can acquire when the cost of capital makes sense. Of significance, Vici is contributing $3.2 billion to the Eldorado (NASDAQ: ERI) and Caesars (NASDAQ: CZR) merger to acquire the land and buildings under several properties.

Summary

The above average total return in 2019 should be viewed as a ‘catch-up’ for several years of lackluster returns for the REIT space, particularly in 2018. While we don’t expect another 40 years of REIT returns averaging 12% per year, the annualized total return from 2015-2019 as measured by the MSCI US REIT Index has only been 5.8%. Therefore, to merely achieve a six year annualized total return of 8%, 2020 would have to produce a 13% total return.

Not to be overlooked, most equity REITs have spent the last few years upgrading portfolios that temporarily resulted in lower growth rates in earnings. Going into 2020, REITs should see the reward for these efforts and also enjoy accretive acquisitions and lower blended interest expense on existing debt.

We believe cash flow per share growth for the REIT sector combined with a strong dividend yield should be attractive to investors and capital allocators. We have high conviction in these growth numbers given the contractual nature of REIT leases, which should provide comfort in a year with both election risk and ongoing China trade negotiations. Through our continued active management of the portfolio, we will aim to take advantage of the differentiated business models, property types, and valuations available in the sector.

1 Single tenant building where tenant pays taxes, capital expenditures, and insurance

2

Regards,

Bruce Garrison	Matt Werner
Portfolio Manager	Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the West Loop Realty Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus. The Fund invests in Real Estate Investment Trusts (REITs), which involve additional risks compared to those from investments in common stock. REITs are dependent upon management skills; generally may not be diversified; and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and tax risks. Investments in REITs involve risks including, but not limited to, market risk, interest rate risk, equity risk and risks related to the real estate market.

The Fund will be closely linked to the performance of the real estate markets. The Real Estate industry is subject to certain market risks such as property revaluations, interest rate fluctuations, rental rate fluctuations and operating expenses, increasing vacancies, rising construction costs and potential modifications to government regulations. REITs are subject to declines in the value of real estate as it relates to general and local economic conditions and decreases in property revenues. Continued disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the Fund’s investments.

As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund’s investments will be concentrated in the real estate sector. The focus of the Fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.

Foreign investment risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies.

The Fund invests in small and mid-cap real estate companies, which may involve less trading and, therefore, a larger impact on a stock’s price than customarily associated with larger, more established company stocks.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. One cannot invest directly in an index.

3

West Loop Realty Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI US REIT Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITS that are included in the MSCI US Investible Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	29.66%	7.22%	10.76%	12/31/13
Class C²	28.64%	6.42%	9.93%	12/31/13
Institutional Class³	29.86%	7.49%	11.02%	12/31/13
After deducting maximum sales charge
Class A¹	22.25%	5.95%	9.67%	12/31/13
Class C²	27.64%	6.42%	9.93%	12/31/13
MSCI US REIT Index	25.84%	7.03%	10.61%	12/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

4

West Loop Realty Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited) - Continued

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchases of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	A CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Gross and net expense ratios for Class A shares were 1.57% and 1.35%, respectively, for Class C shares were 2.32% and 2.10%, respectively, and for Institutional Class shares were 1.32% and 1.10%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Class A shares, Class C shares and Institutional Class shares, respectively. This agreement is in effect until April 30, 2020, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

West Loop Realty Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 98.4%
	CONSUMER DISCRETIONARY — 2.0%
	HOTELS, RESTAURANTS & LEISURE — 2.0%
11,000	Hilton Worldwide Holdings, Inc.	$1,220,010

	REAL ESTATE — 96.4%
	REITS-APARTMENTS — 21.5%
77,000	American Homes 4 Rent - REIT	2,018,170
17,000	AvalonBay Communities, Inc. - REIT	3,564,900
30,000	Camden Property Trust - REIT	3,183,000
5,500	Essex Property Trust, Inc. - REIT	1,654,730
85,000	Invitation Homes, Inc. - REIT	2,547,450
		12,968,250

	REITS-DATA CENTERS/TECH — 26.0%
11,500	American Tower Corp. - REIT	2,642,930
4,880	CoreSite Realty Corp. - REIT	547,146
25,000	Crown Castle International Corp. - REIT	3,553,750
10,000	Equinix, Inc. - REIT	5,837,000
13,000	SBA Communications Corp. - REIT	3,132,870
		15,713,696

	REITS-DIVERSIFIED — 5.3%
30,000	Alexander & Baldwin, Inc. - REIT	628,800
60,000	Armada Hoffler Properties, Inc. - REIT	1,101,000
25,000	Consolidated-Tomoka Land Co. - REIT	1,508,000
		3,237,800

	REITS-HOTELS — 3.4%
110,000	Host Hotels & Resorts, Inc. - REIT	2,040,500

	REITS-INDUSTRIAL — 11.6%
51,000	Americold Realty Trust - REIT	1,788,060
60,000	Liberty Property Trust - REIT	3,603,000
35,000	Rexford Industrial Realty, Inc. - REIT	1,598,450
		6,989,510

	REITS-NET LEASE — 2.1%
50,000	VICI Properties, Inc. - REIT	1,277,500

	REITS-OFFICE PROPERTY — 15.3%
16,000	Boston Properties, Inc. - REIT	2,205,760
24,000	Cousins Properties, Inc. - REIT	988,800

6

West Loop Realty Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE (Continued)
	REITS-OFFICE PROPERTY (Continued)
52,000	Douglas Emmett, Inc. - REIT	$2,282,800
35,000	Empire State Realty Trust, Inc. - Class A - REIT	488,600
29,000	Kilroy Realty Corp. - REIT	2,433,100
9,000	SL Green Realty Corp. - REIT	826,920
		9,225,980

	REITS-REGIONAL MALLS — 5.3%
32,000	Macerich Co. - REIT	861,440
12,135	Simon Property Group, Inc. - REIT	1,807,630
140,000	Washington Prime Group, Inc. - REIT	509,600
		3,178,670

	REITS-SHOPPING CENTERS — 1.9%
60,000	Urban Edge Properties - REIT	1,150,800

	REITS-TIMBER — 1.9%
100,000	CatchMark Timber Trust, Inc. - Class A - REIT	1,147,000

	REITS-WAREHOUSE/INDUSTRIES — 2.1%
23,050	QTS Realty Trust, Inc. - Class A - REIT	1,250,923
	TOTAL REAL ESTATE	58,180,629
	TOTAL COMMON STOCKS
	(Cost $46,242,967)	59,400,639
Principal
Amount
	SHORT-TERM INVESTMENTS — 1.3%
$799,837	UMB Money Market Fiduciary, 0.25%[1]	799,837
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $799,837)	799,837
	TOTAL INVESTMENTS — 99.7%
	(Cost $47,042,804)	60,200,476
	Other Assets in Excess of Liabilities — 0.3%	170,868
	TOTAL NET ASSETS — 100.0%	$60,371,344

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

7

West Loop Realty Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
REITS-Data Centers/Tech	26.0%
REITS-Apartments	21.5%
REITS-Office Property	15.3%
REITS-Industrial	11.6%
REITS-Diversified	5.3%
REITS-Regional Malls	5.3%
REITS-Hotels	3.4%
REITS-Net Lease	2.1%
REITS-Warehouse/Industries	2.1%
Hotels, Restaurants & Leisure	2.0%
REITS-Shopping Centers	1.9%
REITS-Timber	1.9%
Total Common Stocks	98.4%
Short-Term Investments	1.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

8

West Loop Realty Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019

Assets:
Investments, at value (cost $47,042,804)	$60,200,476
Receivables:
Fund shares sold	18,771
Dividends and interest	240,837
Prepaid expenses	19,392
Total Assets	60,479,476

Liabilities:
Payables:
Fund shares redeemed	6,803
Advisory fees	29,269
Shareholder servicing fees (Note 7)	9,185
Distribution fees - Class A & Class C (Note 6)	3,090
Fund services fees	17,880
Auditing fees	20,000
Trustees' deferred compensation (Note 3)	4,209
Chief Compliance Officer fees	4,096
Trustees' fees and expenses	1,497
Accrued other expenses	12,103
Total Liabilities	108,132

Net Assets	$60,371,344

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$46,981,966
Total distributable earnings	13,389,378
Net Assets	$60,371,344

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$7,192,767
Shares of beneficial interest issued and outstanding	480,958
Redemption price[1]	$14.96
Maximum sales charge (5.75% of offering price)[2]	0.91
Maximum offering price to public	$15.87

Class C Shares:
Net assets applicable to shares outstanding	$2,333,914
Shares of beneficial interest issued and outstanding	156,654
Redemption price[3]	$14.90

Institutional Class Shares:
Net assets applicable to shares outstanding	$50,844,663
Shares of beneficial interest issued and outstanding	3,395,422
Redemption price	$14.97

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

9

West Loop Realty Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Investment income:
Dividends	$1,417,970
Interest	3,134
Total investment income	1,421,104

Expenses:
Advisory fees	510,531
Shareholder servicing fees (Note 7)	48,932
Distribution fees - Class A (Note 6)	18,403
Distribution fees - Class C (Note 6)	22,666
Fund services fees	88,234
Registration fees	40,125
Auditing fees	20,190
Chief Compliance Officer fees	19,448
Legal fees	17,255
Shareholder reporting fees	13,641
Trustees' fees and expenses	9,474
Miscellaneous	5,491
Insurance fees	1,509
Total expenses	815,899
Advisory fees waived	(114,140)
Net expenses	701,759
Net investment income	719,345

Realized and Unrealized Gain:
Net realized gain on investments	3,045,035
Net change in unrealized appreciation/depreciation on investments	11,751,992
Net realized and unrealized gain	14,797,027

Net Increase in Net Assets from Operations	$15,516,372

See accompanying Notes to Financial Statements.

10

West Loop Realty Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$719,345	$959,497
Net realized gain on investments	3,045,035	1,393,128
Net change in unrealized appreciation/depreciation on investments	11,751,992	(10,092,946)
Net increase (decrease) in net assets resulting from operations	15,516,372	(7,740,321)

Distributions to Shareholders:
Distributions:
Class A	(394,217)	(318,202)
Class C	(111,239)	(45,100)
Institutional Class	(2,881,345)	(1,614,250)
Total distributions to shareholders	(3,386,801)	(1,977,552)

Capital Transactions:
Net proceeds from shares sold:
Class A	294,236	2,003,621
Class C	7,500	379,332
Institutional Class	7,564,403	16,301,533
Reinvestment of distributions:
Class A	380,996	314,294
Class C	111,239	45,101
Institutional Class	2,776,283	1,433,594
Cost of shares redeemed:
Class A	(4,596,385)	(4,616,268)
Class C	(242,173)	(2,490,237)
Institutional Class	(14,630,783)	(48,707,313)
Net decrease in net assets from capital transactions	(8,334,684)	(35,336,343)

Total increase (decrease) in net assets	3,794,887	(45,054,216)

Net Assets:
Beginning of period	56,576,457	101,630,673
End of period	$60,371,344	$56,576,457
Capital Share Transactions:
Shares sold:
Class A	20,986	152,149
Class C	490	28,344
Institutional Class	534,789	1,251,463
Shares reinvested:
Class A	25,737	25,262
Class C	7,531	3,661
Institutional Class	187,401	114,671
Shares redeemed:
Class A	(346,614)	(361,610)
Class C	(16,877)	(190,463)
Institutional Class	(1,013,262)	(3,730,213)
Net decrease in capital share transactions	(599,819)	(2,706,736)

See accompanying Notes to Financial Statements.

11

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.20	$13.84	$13.27	$12.86	$12.76
Income from Investment Operations:
Net investment income[1]	0.15	0.14	0.20	0.12	0.11
Net realized and unrealized gain (loss)	3.45	(1.41)	0.72	0.88	0.44
Total from investment operations	3.60	(1.27)	0.92	1.00	0.55

Less Distributions:
From net investment income	(0.17)	(0.17)	(0.20)	(0.10)	(0.11)
From net realized gain	(0.67)	(0.20)	(0.15)	(0.49)	(0.34)
Total distributions	(0.84)	(0.37)	(0.35)	(0.59)	(0.45)

Net asset value, end of period	$14.96	$12.20	$13.84	$13.27	$12.86

Total return[2]	29.66%	(9.22)%	7.02%	7.79%	4.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,193	$9,528	$13,352	$12,480	$5,171

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.54%	1.57%	1.60%	1.76%	1.82%
After fees waived and expenses absorbed	1.35%	1.35%	1.36%[3]	1.50%	1.50%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.83%	0.87%	1.23%	0.60%	0.50%
After fees waived and expenses absorbed	1.02%	1.09%	1.47%	0.86%	0.82%

Portfolio turnover rate	22%	22%	39%	24%	18%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge ("CDSC") of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.
[3]	Effective February 1, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of average daily net assets of Class A shares of the Fund. Prior to February 1, 2017, the annual operating expense limitation was 1.50%.

See accompanying Notes to Financial Statements.

12

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.16	$13.78	$13.21	$12.81	$12.72
Income from Investment Operations:
Net investment income[1]	0.04	0.04	0.10	0.01	0.01
Net realized and unrealized gain (loss)	3.44	(1.40)	0.72	0.88	0.44
Total from investment operations	3.48	(1.36)	0.82	0.89	0.45

Less Distributions:
From net investment income	(0.07)	(0.06)	(0.10)	- [2]	(0.02)
From net realized gain	(0.67)	(0.20)	(0.15)	(0.49)	(0.34)
Total distributions	(0.74)	(0.26)	(0.25)	(0.49)	(0.36)

Net asset value, end of period	$14.90	$12.16	$13.78	$13.21	$12.81

Total return[3]	28.64%	(9.88)%	6.26%	7.01%	3.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,334	$2,013	$4,463	$4,388	$3,545

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.29%	2.32%	2.35%	2.51%	2.57%
After fees waived and expenses absorbed	2.10%	2.10%	2.11%[4]	2.25%	2.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.08%	0.12%	0.48%	(0.15)%	(0.25)%
After fees waived and expenses absorbed	0.27%	0.34%	0.72%	0.11%	0.07%

Portfolio turnover rate	22%	22%	39%	24%	18%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on any shares sold within 12 months of purchase. If the sales charge was included, total returns would be lower.
[4]	Effective February 1, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.10% of average daily net assets of Class C shares of the Fund. Prior to February 1, 2017, the annual operating expense limitation was 2.25%.

See accompanying Notes to Financial Statements.

13

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.22	$13.85	$13.28	$12.87	$12.76
Income from Investment Operations:
Net investment income[1]	0.18	0.18	0.23	0.15	0.14
Net realized and unrealized gain (loss)	3.45	(1.41)	0.73	0.88	0.45
Total from investment operations	3.63	(1.23)	0.96	1.03	0.59

Less Distributions:
From net investment income	(0.21)	(0.20)	(0.24)	(0.13)	(0.14)
From net realized gain	(0.67)	(0.20)	(0.15)	(0.49)	(0.34)
Total distributions	(0.88)	(0.40)	(0.39)	(0.62)	(0.48)

Net asset value, end of period	$14.97	$12.22	$13.85	$13.28	$12.87

Total return[2]	29.86%	(8.90)%	7.29%	8.02%	4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,845	$45,036	$83,815	$82,328	$74,662

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.29%	1.32%	1.35%	1.51%	1.57%
After fees waived and expenses absorbed	1.10%	1.10%	1.11%[3]	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.08%	1.12%	1.48%	0.85%	0.75%
After fees waived and expenses absorbed	1.27%	1.34%	1.72%	1.11%	1.07%

Portfolio turnover rate	22%	22%	39%	24%	18%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Effective February 1, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of Institutional Class shares of the Fund. Prior to February 1, 2017, the annual operating expense limitation was 1.25%.

See accompanying Notes to Financial Statements.

14

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1 – Organization

West Loop Realty Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to September 30, 2014, the Fund was known as Chilton Realty Income and Growth Fund. The Fund seeks to achieve current income and long-term growth of capital. The Fund commenced investment operations on December 31, 2013, with four classes of shares, Class A, Class C, Class T, and Institutional Class. T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, "Financial Services - Investment Companies", Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Real Estate Market Risk

The Fund concentrates investment of its assets in the real estate industry. Therefore, investment in the Fund will be closely linked to the performance of the real estate markets and will be susceptible to adverse economic, legal, regulatory, employment, cultural or technological developments in the industry.

15

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2019

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

FASB Accounting Standard Codification, "Accounting for Uncertainty in Income Taxes", Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividend income from real estate investment trusts (“REITs”) may be classified as dividend, capital gains, and/or return of capital. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

16

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2019

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets. The Advisor engages Chilton Capital Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.35%, 2.10%, and 1.10% of the average daily net assets of the Class A Shares, Class C Shares, and Institutional Class Shares, respectively. This agreement is in effect until April 30, 2020, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2019, the Advisor waived a portion of its advisory fees totaling $114,140. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2019, the amount of these potentially recoverable expenses was $513,100. The Advisor may recapture all or a portion of these amounts no later than December 31 of the years stated below:

2020	$232,328
2021	166,632
2022	114,140
Total	$513,100

UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2019, are reported on the Statement of Operations as Fund services fees.

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

17

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2019

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$47,111,537

Gross unrealized appreciation	$14,623,562
Gross unrealized depreciation	(1,534,623)
Net unrealized appreciation on investments	$13,088,939

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to Capital and Total distributable income (loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Investment Income (Loss)
$340	$(340)

18

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2019

As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	304,648
Tax accumulated earnings	304,648

Unrealized Deferred Compensation	(4,209)
Accumulated capital and other losses	-
Unrealized appreciation on investments	13,088,939
Total accumulated earnings	$13,389,378

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

Distribution paid from:	2019	2018
Ordinary income	$790,582	$1,025,982
Net long-term capital gains	2,596,219	951,570
Total distributions paid	$3,386,801	$1,977,552

Note 5 – Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term investments, were $13,009,190 and $24,701,833, respectively.

Note 6 –Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2019, distribution fees incurred are disclosed on the Statement of Operations.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor.  The marketing agreement between the Advisor and HRC is not part of the Plan. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

19

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2019

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, "Fair Value Measurement and Disclosures", Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

20

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks[1]	$59,400,639	$-	$-	$59,400,639
Short-Term Investments	799,837	-	-	799,837
Total Investments	$60,200,476	$-	$-	$60,200,476

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of West Loop Realty Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of West Loop Realty Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2020

22

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended December 31, 2019, 7.58% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2019, 1.23% of the dividends to be paid from net investment income, including from short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

For the year ended December 31, 2019, the Fund designates $2,596,219 as long-term capital gain distributions.

For the year ended December 31, 2019, the Fund designates income dividends of 91.22% as Section 199A dividends as defined in Proposed Treasury Regulation 1.199A-3(d).

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4

Investment Managers Series Trust, a registered investment company (includes 52 portfolios),

361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

23

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	4	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

24

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014); and President, 361 Social Infrastructure Fund (December 2019 – present).	4	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).

			N/A	N/A

25

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officer of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund and Braddock Multi-Strategy Income Fund which are offered in separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

26

West Loop Realty Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 – 12/31/19*
Class A
Actual Performance	$ 1,000.00	$ 1,084.40	$ 7.09
Hypothetical (5% annual return before expenses)	1,000.00	1,018.41	6.87
Class C
Actual Performance	1,000.00	1,080.80	11.01
Hypothetical (5% annual return before expenses)	1,000.00	1,014.61	10.66
Institutional Class
Actual Performance	1,000.00	1,085.70	5.78
Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
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West Loop Realty Fund

A series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

100 Wall Street, 20th Floor

New York, New York 10005

Sub-Advisor

Chilton Capital Management LLC

1177 West Loop South, Suite 1750

Houston, Texas 77027

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
West Loop Realty Fund - Class A	REIAX	46141P 446
West Loop Realty Fund - Class C	REICX	46141P 438
West Loop Realty Fund - Institutional Class	REIIX	46141P 420

Privacy Principles of the West Loop Realty Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the West Loop Realty Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 207-7108.

West Loop Realty Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$17,450	$16,950
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/9/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/9/20